UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 12, 2021
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VYNE Therapeutics Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38356	45-3757789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
520 U.S. Highway 22, Suite 204
Bridgewater, New Jersey 08807
(Address of principal executive offices, including Zip Code)
(800) 775-7936
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VYNE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.
On April 30, 2021, VYNE Therapeutics Inc. (the “Company”) entered into an Evaluation and Option Agreement (the “Option Agreement”) with In4Derm Limited (“In4Derm”), a company incorporated in Scotland. In4Derm is a spin-out of the University of Dundee’s School of Life Sciences and has discovered and is developing proprietary Bromodomain and Extra-Terminal Domain inhibitors (“BETi”) for the treatment of immunology and oncology conditions. Pursuant to the Option Agreement, In4Derm granted the Company an exclusive option to obtain certain exclusive worldwide rights to research, develop and commercialize products containing In4Derm’s BETi compounds, which are new chemical entities (“NCE”), in both topical (the “Topical BETi Option”) and oral (the “Oral BETi Option”) formulations for the treatment of any disease, disorder or condition in humans. Pursuant to the Option Agreement, the Company agreed to use commercially reasonable efforts to stabilize, develop and manufacture a topical product with a Topical BETi Compound (as defined in the Option Agreement) as its active ingredient and In4Derm agreed to provide a mutually agreed data package and select an NCE development candidate from the Oral BETi Compounds (as defined in the Option Agreement). The Company paid a $1.0 million non-refundable cash payment to In4Derm upon execution of the Option Agreement, 50% of which is to be used by In4Derm in the development of the Oral BETi Compounds.

Topical BETi Program

On August 6, 2021, the Company exercised the Topical BETi Option and, on August 9, 2021, the parties entered into a License Agreement (the “Topical License Agreement”) granting VYNE a worldwide, exclusive license that is sublicensable through multiple tiers to exploit certain of In4Derm’s BETi compounds identified to be suitable for topical administration in all fields. The Company has the sole responsibility for development, regulatory, marketing and commercialization activities to be conducted for the licensed topical products at the sole cost and discretion of the Company, and shall use commercially reasonable efforts to develop and, if approved, commercialize such topical products. Pursuant to the Topical License Agreement, a joint development committee consisting of one representative from each party reviews the progress of the development plan for the licensed topical products.

The Company made a $0.5 million cash payment to In4Derm in connection with the exercise of the Topical BETi Option. Pursuant to the Topical License Agreement, the Company has agreed to make cash payments of up to an aggregate of $15.75 million upon the achievement of specified clinical development and regulatory approval milestones with respect to each licensed topical product in the U.S. In4Derm is entitled to additional milestones upon the achievement of regulatory approvals in certain jurisdictions outside the U.S. In addition, with respect to any products the Company commercializes under the
Topical License Agreement, the Company will pay tiered royalties to In4Derm on net sales of such licensed products by the Company, its affiliates, or sublicensees, of 5%, 7.5% and 10% based on tiered annual net sales bands subject to specified reductions. The Company is obligated to pay royalties until the later of (1) the tenth anniversary of the first commercial sale of the relevant licensed product, (2) the expiration of the last valid claim of the licensed patent rights covering such licensed product in such country and (3) the expiration of regulatory exclusivity for the relevant licensed product in the relevant country, on a licensed product-by-licensed product and country-by-country basis.

Oral BETi Program

Under the terms of the Option Agreement, the Oral BETi Option expires upon the earlier of (i) 14 days following the delivery of an agreed data package and selection of a lead NCE candidate by In4Derm and (ii) June 30, 2022. The Company expects to exercise the Oral BETi Option following the selection of a lead candidate for the program. Upon exercise of the exclusive Oral BETi Option, the parties will sign a license agreement (the “Oral License Agreement”) and the Company will pay In4Derm a $4.0 million cash payment. The Oral License Agreement will include cash payments payable to In4Derm of up to an aggregate of $43.75 million upon the achievement of specified clinical development and regulatory approval milestones with respect to each licensed oral product in the U.S. In4Derm is entitled to additional milestones upon the achievement of regulatory approvals in certain jurisdictions outside the U.S. In addition, with respect to any products the Company commercializes under the Oral License Agreement, the Company will pay tiered royalties to In4Derm on net sales of such licensed products by the Company, its affiliates, or sublicensees, of 5%, 7.5% and 10% based on tiered annual net sales bands subject to specified reductions.

The foregoing descriptions of the Option Agreement and the Topical License Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Option Agreement and Topical License Agreement, copies of which will be filed with the Company’s Quarterly Report on Form 10-Q for the period ending September 30, 2021. The terms of the Oral License Agreement and a copy thereof will be filed once the parties execute definitive documentation.

Item 2.02 Results of Operations and Financial Condition.
On August 12, 2021, VYNE Therapeutics Inc. issued a press release announcing its financial results for the quarter ended June 30, 2021. The press release is being furnished as Exhibit 99.1.
The information in Item 2.02 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01 Regulation FD Disclosure.
On August 12, 2021, the Company issued a press release entitled “VYNE Therapeutics Announces Licensing of BET Inhibitor Platform for Immuno-Inflammatory Conditions with In4Derm Limited.” A copy of the Company’s press release is being furnished as Exhibit 99.2 to this Form 8-K.
In addition, members of management of the Company will begin using the slides attached as Exhibit 99.3 to this report in connection with investor meetings.

The information in this Item 7.01 and Exhibits 99.2 and 99.3 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being furnished herewith.

Exhibit No.	Description

99.1	Press release, dated August 12, 2021.

99.2	Press release entitled "VYNE Therapeutics Announces Licensing of BET Inhibitor Platform for Immuno-Inflammatory Conditions with In4Derm Limited."

99.3	Slides discussing Bromodomain and Extra-Terminal Domain inhibitors.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYNE THERAPEUTICS INC.

Date: August 12, 2021	By:	/s/ Mutya Harsch
Mutya Harsch Chief Legal Officer and General Counsel